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                                  EXHIBIT 10(g)
                   EXTENSION OF EXECUTIVE EMPLOYMENT AGREEMENT

         THIS EXTENSION OF EXECUTIVE EMPLOYMENT AGREEMENT (this "Agreement") is made and entered into as of the 8 day of December, 2003 and to be effective as of the 1st day of January, 2004 (the "Effective Date"), between Visual Data Corporation, a Florida corporation, whose principal place of business is 1291 S.W. 29th Avenue, Pompano Beach, Florida 33069 (the "Company") and Gail Babitt, an individual whose address is __ (the "Executive").

         WHEREAS, the Company and the Executive are parties to that certain Executive Employment Agreement effective as of January 1, 2002 (the "Employment Agreement").

         WHEREAS, the initial term of the Employment Agreement expires on December 31, 2003.

         WHEREAS, the Company is desirous of extending the term of the Employment Agreement for an additional one year period and the Executive has agreed to such extension.

         NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and other good and valuable consideration, the parties hereto agree as follows:

         1. Recitals. The recitals set forth above are true and correct and incorporated herein by reference.

         2. Extension of Term. Pursuant to the provisions of Section 4 of the Employment Agreement, the Term of the Employment Agreement is hereby extended to the December 31, 2004.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

         Witnesses                         VISUAL DATA CORPORATION

__________________________         By: /s/ Randy S. Selman
                                       -----------------------------------------
__________________________                       Randy S. Selman, President

__________________________         /s/ Gail Babitt
                                       -----------------------------------------
__________________________                  Gail Babitt